EXHIBIT 99.1 UIL Holdings Corporation Transforming Investment into Future Value Third Quarter 2008 Results James P. Torgerson President and Chief Executive Officer Richard J. Nicholas Executive Vice President and Chief Financial Officer

Safe Harbor Provision Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on the Corporation’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, timing, markets, products, services and prices of the Corporation’s subsidiaries. The foregoing and other factors are discussed and should be reviewed in the Corporation’s most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and the Corporation undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances. For more information, contact: Sue Allen – V.P. IR, 203.499.2409 Susan.Allen@uinet.com Michelle Hanson – Mgr. IR, 203.499.2481 Michelle.Hanson@uinet.com

UIL Holdings 3rd Quarter 2008 Earnings Call Discussion Topics l 3rd Quarter & YTD 2008 Earnings Highlights l Project Details l 3rd Quarter & YTD 2008 Earnings Detail l 2008 Guidance and Beyond

3Q and YTD Financial Results - Summary l 3Q ’08 earnings from continuing operations of $21.6 million or $0.86 per share, compared to $23.0 million, or $0.92 per share in 3Q ‘07 l YTD ’08 earnings from continuing operations of $39.6 million, or $1.58 per share, compared to $38.0 million, or $1.52 per share YTD ‘07 n Transmission earnings nearly doubled in 3Q ’08 compared to 3Q ’07 n YTD transmission earnings more than doubled •  Earnings from the Middletown-t0-Norwalk transmission project n Distribution earnings for both the quarter and YTD continue to be impacted by lower kilowatt hour sales, increased uncollectibles and costs associated with additional capital expenditure requirements

GenConn Energy– Peaking Generation Update The Award Process l February 1, 2008 – Qualification statement for 500MW peaking submitted l March 3, 2008 – Proposal submitte n Scalable in 100 MW increments
n Three possible NRG owned locations in Connecticut l April 2008 -  “Prosecutorial” and OCC recommendations made l June 2008 – DPUC decision issued, GenConn awarded 200 MW at Devon l October 2008 – GenConn Awarded an additional 200 MW at Middletown Locations Devon & Middletown Permits Financing Anticipated 4Q 08 Early 2009 Technology GE LM6000 Capacity 400 MW each Commercial Operation 2010 & 2011

GenConn Energy l Regulated cost-of-service approach utilizing contract for differences n Initial ROE of 10.25% with an annual adjustment index (9.75% lifetime floor) n Proposed 50/50 debt to equity n 30-year O&M costs reviewed annually in a limited DPUC rate case l Project financing will support peaking generation initiative n Financed at the project level n Lower overall cost of project n Flexibility during construction n Equity bridge loan option

2008 Distribution Rate Case –Docket # 08-07-04 l August 8, 2008 – UI filed request for a distribution rate increase with the DPUC l Rationale n Not earning allowed distribution return, 9.75% •  In 2007, achieved distribution & CTA combined ROE of 8.93% •  Forecasted 2008 distribution & CTA combined ROE of 6.5% to 7.0% n Compared to the numbers previously utilized in setting rates: •  Lower kWh sales •  Increased uncollectibles •  Increased distribution capital needed for reliability l Original Request n $32.6M of additional revenues in 2009 (compared to 2008), a 2.6% increase over total revenues expected under current rate schedule on a total bill basis n $29.9M in 2010 (compared to 2009), a 2.4% increase over the previous years’ revenues n 10.75% Return on equity n 50/50 Cap structure n Full decoupling mechanism n Increased C&LM spending (rate base)

Docket # 08-07-04 l  Updated Request on October 27, 2008 n To reflect lower than anticipated kWh sales n Impact of market conditions on pension and postretirement expense •  $51.4 million in 2009 (compared to 2008) •  $29.7 million in 2010 (compared to 2009)

Lower Distribution Sales

DPUC Timeline – Docket 08-07-04 l Regulatory page on the UIL website created to keep investors informed

3Q and YTD 2008 Results

3Q & YTD 2008 Earnings Details Compared to the Same Periods in 2007 The United Illuminating Company l Distribution, CTA & Other n Lower kWh sales volume, $0.03 per share •  YTD ’08, $0.12 per share lower n Actual kWh sales was down 1.9% •  Down 2.8% YTD ’08 n Weather adjusted retail kWh consumption 4.2% lower in 3Q ’08 •  YTD ’08, 3.8% lower n Increased uncollectible expense, $0.06 per share •  YTD ’08, $0.08 per share n Increased earnings for the quarter and YTD from previously approved increases in distribution rate components n Mark-to-market adjustment for non-qualified pensions, $0.02 per share decrease below the lin •  YTD ’08, $0.07 per share decrease below the line n 3Q distribution and CTA combined ROE for the 12 months ending 9/30/08, 6.64%

3Q & YTD 2008 Earnings Details Compared to the Same Periods in 2007 l Transmission n   Significant eps growth, $0.12 per share – nearly doubled ’07 level •  Earnings more than doubled YTD ’08 •  100% CWIP in rate base on the M/N project •  M/N project now more than 98% complete •  Currently in testing and commissioning phase •  Forecasted to be in service by early 2009 l Increased interest expense from higher borrowings, $0.05 per share in 3Q ’08 n   $0.16 per share higher YTD ’08 Corporate and Other n   Minimal change quarter over quarter n   Lower interest income earned on short-term investments YTD ‘08

2008 Earnings Guidance •  CAGR based on actual 2007 results and earnings projection for 2008.  Assumes UI earns its distribution allowed return on equity in 2010.  Includes 6 months of peaking generation earnings and an equity issuance prior to mid 2010. **  Assumes UI earns a distribution and CTA combined return on equity of 6.5% to 7.0% and a transmission weighted average return on equity of 12.49% in 2008. Expectations are not intended to be additive.

2008 Guidance Variables l Assumes the distribution and CTA combined return on equity of 6.5% to 7.0% in 2008, compared to its allowed return on equity of 9.7n Maintaining the allowed capital structure of 48% equity / 52% debt n CTA forecast reflects earning the allowed return on equity of 9.75% •  Stranded costs expected to be fully amortized by 2013 l Assumes lower forecasted incentives from Conservation and Energy Independence Act programs (compared to 2007) l Assumes transmission will earn its allowed return n Based on current composition of the transmission rate base and projected spending in 2008, the 2008 expected weighted average return on equity is 12.49%

Financing Plan 2008 through 2011 Fixed Income n In July 2008 - priced $150 million of private placement bonds •  $50 million new debt taken down on November 3, 2008 •  $100 million maturing debt to be taken down in December 2008 n Refinancing $50 million maturing debt in 2009 n Expect to apply to the DPUC for approval of additional debt financings over the next 3 years •  Capital needed to fund capital expenditure program •  Additional requirement is dependent upon the distribution rate case outcome Equity n Equity issuance prior to mid 2010 •  Capital needed to fund capital expenditure program •  Requirement is dependent upon the distribution rate case outcome •  Will closely monitor capital markets

Financing Plan 2008 through 2011 – cont. Liquidity    UIL & UI have a $175 million joint short-term credit facility due December 2011 $133 million outstanding as of September 30, 2008, which includes $126 million of short-term borrowings and $7 million of letters of credits $42 million remaining $15.8 million unrestricted cash as of September 30, 2008 Proceeds from $50 million private placement taken down November 3, 2008, used to pay down short-term debt  UIL also has an uncommitted money market loan facility No borrowings outstanding as of September 30, 2008

Q&A